Exhibit 99.1

FIRST AMENDMENT

     FIRST AMENDMENT (this “Amendment”), dated as of June 6, 2003 to (i) the Letter of Credit Issuance and Reimbursement Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “L/C Agreement”), among Lucent Technologies Inc. (the “Borrower”), the banks from time to time parties thereto (the “L/C Banks”) and JPMorgan Chase Bank, as Administrative Agent, (ii) the External Sharing Debt Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “ESD Agreement”; together with the L/C Agreement, the “Credit Agreements”), among the Borrower, the banks from time to time parties thereto (the “ESD Banks”) and JPMorgan Chase Bank, as Administrative Agent, (iii) the Amended and Restated Guarantee and Collateral Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), made by each of the signatories thereto (the “Grantors”), in favor of JPMorgan Chase Bank, as Collateral Agent for the Secured Parties and (iv) the Amended and Restated Collateral Sharing Agreement, dated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “Collateral Sharing Agreement”), among the Borrower, the Grantors referred to therein, and JPMorgan Chase Bank, as Collateral Agent.

     1.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreements and the Guarantee and Collateral Agreement.

     2.     Amendments to the L/C Agreement. (a) Section 1.01 of the L/C Agreement is hereby amended by replacing the definitions of “Credit Documents” and “Termination Date” with the following definitions:

          “Credit Documents” shall mean this Agreement, the ESD Agreement, the Cash Collateral Agreement, the cash collateral agreement referred to in Section 2.06(a) of the ESD Agreement, the Applications, the Security Documents and the Collateral Sharing Agreement.

          “Termination Date” shall mean the earlier of (a) the end of the Business Day on December 31, 2004 and (b) the date the Commitments are terminated upon the occurrence of a Cash Collateral Event or Event of Default in accordance with Article VII or VIII, respectively.

     (b)  Section 2.09(d) of the L/C Agreement is hereby amended by replacing the second sentence thereof with the following sentence:

          Upon (i) the execution and delivery by the Borrower and such existing Bank or other bank or financial institution of an instrument of assumption reasonably satisfactory to the Administrative Agent and (ii) if necessary, in the case of a bank or financial institution that is not already a Bank, the execution and delivery by the Borrower and such bank or other financial institution of an External Sharing Debt Supplement (as defined in the Guarantee and Collateral Agreement) pursuant to Section 8.14(b) of the Guarantee and Collateral Agreement, such existing Bank shall have a Commitment as set forth in such instrument of assumption or such other bank or financial institution shall become a Bank with a Commitment as set forth in such instrument of assumption and all the rights and obligations of a Bank with such a Commitment hereunder.

     (c)  Sections 3.17(c) and 4.01(g) of the L/C Agreement are hereby amended by replacing each use of the term “Collateral Agent” therein with the term “Administrative Agent”.

     (d)  Section 10.07(b) of the L/C Agreement is hereby amended by replacing the language of the first sentence immediately prior to clause (ii) with the following:

          Neither this Agreement, the Guarantee and Collateral Agreement, the Collateral Sharing Agreement nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Credit Party party to the relevant Credit Document and (i) subject to clauses (iii) and (iv) below, in the case of an amendment, waiver or modification relating to a provision of the Guarantee and Collateral Agreement, a provision of the Collateral Sharing Agreement or a provision common to this Agreement and the ESD Agreement, the Required Lucent Banks,

     3.     Amendments to the ESD Agreement. (a) Section 1.01 of the ESD Agreement is hereby amended by replacing the definitions of “Credit Documents” and “Termination Date” with the following definitions:

          “Credit Documents” shall mean this Agreement, the L/C Agreement, the Cash Collateral Agreement (as defined in the L/C Agreement), the cash collateral agreement referred to in Section 2.06(a), the Applications (as defined in the L/C Agreement), the Security Documents, and the Collateral Sharing Agreement.

          “Termination Date” shall mean the end of the Business Day on December 31, 2004.

     (b)  The ESD Agreement is hereby amended by inserting the following new Section 2.08 immediately after Section 2.07 of the ESD Agreement:

          SECTION 2.08. Additional Banks. Subject to Section 6.01, the Borrower may designate a bank or other financial institution that has previously issued letters of credit for the account of the Borrower or a Subsidiary thereof on or prior to May 28, 2003 and is not already a Bank at the time of such designation as a Bank; provided, that (A) such a designation of any bank or financial institution shall be subject to the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and (B) no Default or Event of Default shall have occurred and be continuing prior to or after giving effect to any designation made pursuant to this Section 2.08. Upon (i) the execution and delivery by the Borrower and such bank or financial institution of an instrument of assumption reasonably satisfactory to the Administrative Agent, (ii) the preparation by such bank or financial institution of a schedule setting forth the letters of credit that shall thereafter constitute Letters of Credit hereunder and the confirmation by the Borrower of such schedule and (iii) if necessary, the execution and delivery by the Borrower and such bank or other financial institution of an External Sharing Debt Supplement (as defined in the Guarantee and Collateral Agreement) pursuant to Section 8.14(b) of the

Guarantee and Collateral Agreement, such bank or financial institution shall become a Bank with all the rights and obligations of a Bank under this Agreement.

     (c)  Section 2.06(a) of the ESD Agreement is hereby amended by replacing each use of the term “Collateral Agent” therein with the term “Administrative Agent”.

     (d)  Section 3.17(c) of the ESD Agreement is hereby amended in its entirety to read as follows:

          (c) Upon the execution and delivery of the cash collateral agreement referred to in Section 2.06(a), such cash collateral agreement will be effective to establish “control” within the meaning of Article 8 or Article 9, as the case may be, of the Uniform Commercial Code by the Administrative Agent over the Cash Collateral Account.

     (e)  Section 10.07(b) of the ESD Agreement is hereby amended by replacing the language of the first sentence immediately prior to clause (ii) with the following.

          Neither this Agreement, the Guarantee and Collateral Agreement, the Collateral Sharing Agreement nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Credit Party party to the relevant Credit Document and (i) subject to clauses (iii) and (iv) below, in the case of an amendment, waiver or modification relating to a provision of the Guarantee and Collateral Agreement, a provision of the Collateral Sharing Agreement or a provision common to this Agreement and the L/C Agreement, the Required Lucent Banks,

     4.     Amendments to the Guarantee and Collateral Agreement. (a) Section 4.4 of the Guarantee and Collateral Agreement is hereby amended by replacing the phrase “10 days hereof” with the phrase “10 days after the Effective Date (as defined in the Credit Agreements)”.

     (b)  Section 5.10 of the Guarantee and Collateral Agreement is hereby amended by replacing the phrase “within 45 days after the date hereof” with the phrase “within 45 days after the Effective Date (as defined in the Credit Agreements).

     (c)  Section 8.14(b) of the Guarantee and Collateral Agreement is hereby amended by replacing the proviso contained in the first sentence thereof with the following proviso:

          provided, that, (i) with respect to each such item of additional External Specified Debt, the Borrower shall have delivered to the Collateral Agent a completed and executed External Sharing Debt Supplement and (ii) the conditions set forth in Section 4.02 of each of the Credit Agreements (other than Section 4.02(c) of the L/C Agreement) shall have been satisfied prior to and after giving effect to such designation.

     (d)  Section 8.14(b) of the Guarantee and Collateral Agreement is hereby amended by replacing the proviso contained in the second sentence thereof with the following proviso:

          provided, that no later than 15 days after the end of each fiscal quarter, each holder of External Sharing Debt shall provide to the Collateral Agent a summary of the amount of External Sharing Debt outstanding as of the last day of such fiscal quarter.

     (e)  Section 8.14(c) of the Guarantee and Collateral Agreement is hereby amended by replacing the date “June 6, 2003” with the date “June 13, 2003”.

     5.     Amendment to the Collateral Sharing Agreement. Section 6.3 of the Collateral Sharing Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.07 of each of the Credit Agreements; provided, however, that no such agreement shall amend the provisions of Section 3.4 to change the order of priority of distributions, or subordinate any Secured Party, without the consent of each Secured Party directly affected thereby.

     6.     Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date when the Administrative Agent shall have received this Amendment, duly executed and delivered by each of (i) the Borrower, (ii) the Required Lucent Banks, (iii) the Required L/C Banks and (iv) the Required ESD Banks.

     7.     Continuing Effect of the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Credit Documents. Except as expressly amended herein, all of the provisions of the Credit Agreements and the other Credit Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     8.     Representations and Warranties. To induce the Administrative Agent and the Banks parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Banks that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III in each of the Credit Agreements are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     9.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     10.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

LUCENT TECHNOLOGIES INC., as the Borrower and as a Grantor

By:

Name:
Title:

JPMORGAN CHASE BANK, as the Administrative Agent, as an L/C Bank and as an ESD Bank

By:

Name:
Title:

CITIBANK, N.A., as an L/C Bank and as an ESD Bank

By:

Name:
Title:

HSBC BANK USA, as an L/C Bank and as an ESD Bank

By:

Name:
Title:

HSBC BANK FRANCE SA THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, TAIWAN, each as an L/C Bank and as an ESD Bank

By:	HSBC BANK USA, as Attorney-in-Fact
By:

Name:
Title:

HSBC BANK plc HSBC BANK EGYPT S.A.E. HSBC BANK MIDDLE EAST THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, NEW DELHI BRANCH THE SAUDI BRITISH BANK, each as an ESD Bank

By:	HSBC BANK USA, as Attorney-in-Fact
By:

Name:
Title:

ACKNOWLEDGED AND AGREED:

LUCENT TECHNOLOGIES WORLD SERVICES INC., as a Grantor

By:

Name:
Title:

LUCENT TECHNOLOGIES INTERNATIONAL INC., as a Grantor

By:

Name:
Title:

ASCEND COMMUNICATIONS, INC., as a Grantor

By:

Name:
Title:

CHROMATIS NETWORKS INC., as a Grantor

By:

Name:
Title:

SPRING TIDE NETWORKS, INC., as a Grantor

By:

Name:
Title:

STRATUS COMPUTER, INC., as a Grantor

By:

Name:
Title:

AG COMMUNICATION SYSTEMS CORP., as a Grantor

By:

Name:
Title: